Exhibit 32.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2005

I, Iurie Bordian, President, Chief Executive Officer and Chief Financial Officer of Emerging Media Holdings, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of the Company on Form 10-QSB for the nine months ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                     /s/Iurie Bordian
                                     -------------------------------------------
                                     Iurie Bordian
                                     President
                                     Chief Executive Officer and Chief Financial
                                     Officer

                                     Dated: November 08, 2007